UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-03833-01

MainStay VP Funds Trust

(Exact name of registrant as specified in charter)

51 Madison Avenue, New York, New York 10010

(Address	of principal executive offices)	(Zip Code)

J. Kevin Gao, Esq., 30 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 576-7000

Date of fiscal year end: December 31

Date of reporting period: March 31, 2019

Item 1. Schedule of Investments.

The schedule of investments for the period ended March 31, 2019 is filed herewith.

MainStay VP U.S. Government Money Market Portfolio

Portfolio of Investments March 31, 2019 (Unaudited)

	Principal Amount	Amortized Cost
Short-Term Investments 99.0% †
Government Agency Debt 42.4%
Federal Agricultural Mortgage Corp. (a)
2.456%, due 4/18/19	$15,000,000	$14,983,014
2.464%, due 6/3/19	25,000,000	24,894,563
2.466%, due 6/17/19	5,000,000	4,973,852
Federal Farm Credit Banks (a)
2.457%, due 4/26/19	8,000,000	7,986,500
2.672% (1 Month LIBOR + 0.19%), due 5/16/19 (b)	4,080,000	4,081,574
Federal Home Loan Banks (a)
2.453%, due 4/3/19	10,000,000	9,998,675
2.454%, due 4/5/19	12,500,000	12,496,688
2.456%, due 4/17/19	7,645,000	7,636,879
2.456%, due 4/18/19	35,000,000	34,960,168
2.457%, due 4/22/19	4,905,000	4,898,019
2.458%, due 5/3/19	10,000,000	9,978,667
2.463%, due 5/29/19	13,370,000	13,317,656
Tennessee Valley Authority 2.456%, due 4/16/19 (a)	42,500,000	42,456,862
Total Government Agency Debt (Cost $192,663,117)		192,663,117
Treasury Debt 37.9%
United States Treasury Bills (a)
2.40%, due 4/18/19	15,322,000	15,304,769
2.402%, due 4/16/19	24,645,000	24,620,175
2.408%, due 4/11/19	23,907,000	23,890,896
2.449%, due 4/9/19	54,007,000	53,978,280
United States Treasury Notes (a)
1.00%, due 8/31/19	5,000,000	4,965,910
1.00%, due 10/15/19	5,000,000	4,956,265
1.00%, due 11/30/19	5,000,000	4,943,154
1.125%, due 5/31/19	5,000,000	4,990,388
1.125%, due 12/31/19	5,000,000	4,947,941
1.25%, due 6/30/19	5,000,000	4,986,588
1.375%, due 2/15/20	5,000,000	4,949,816
1.625%, due 4/30/19	5,000,000	4,997,986
1.625%, due 7/31/19	5,000,000	4,983,701
1.75%, due 9/30/19	5,000,000	4,976,949
2.00%, due 1/31/20	5,000,000	4,978,005
Total Treasury Debt (Cost $172,470,823)		172,470,823

Treasury Repurchase Agreements 18.7%
Bank of America N.A. 2.55%, dated 3/29/19 due 4/1/19 Proceeds at Maturity $25,005,327(Collateralized by United States Treasury Notes with rates between 1.25% and 2.875% and maturity dates between 1/31/20 and 9/30/23, with a Principal Amount of $24,897,600 and a Market Value of $25,500,067)	25,000,000	25,000,000
RBC Capital Markets 2.53%, dated 3/29/19 due 4/1/19 Proceeds at Maturity $35,010,400 (Collateralized by a United States Treasury Note with a rate of 2.375% and maturity of 4/15/21, with a Principal Amount of $35,270,000 and a Market Value of $35,710,656)	35,003,000	35,003,000
Toronto Dominion Bank 2.55%, dated 3/29/19 due 4/1/19 Proceeds at Maturity $25,005,327 (Collateralized by a United States Treasury Note with a rate of 1.875% and maturity date of 3/31/22, with a Principal Amount of $25,490,800 and a Market Value of $25,500,027)	25,000,000	25,000,000
Total Treasury Repurchase Agreements (Cost $85,003,000)		85,003,000
Total Short-Term Investments (Cost $450,136,940)		450,136,940
Total Investments (Cost $450,136,940)	99.0%	450,136,940
Other Assets, Less Liabilities	1.0	4,476,490
Net Assets	100.0%	$454,613,430

†	Percentages indicated are based on Portfolio net assets.
(a)	Interest rate shown represents yield to maturity.
(b)	Floating rate - Rate shown was the rate in effect as of March 31, 2019.

The following abbreviation is used in the preceding pages:
LIBOR	—London Interbank Offered Rate

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019, for valuing the Portfolio's assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Short-Term Investments
Government Agency Debt	$—	$192,663,117	$—	$192,663,117
Treasury Debt	—	172,470,823	—	172,470,823
Treasury Repurchase Agreements	—	85,003,000	—	85,003,000
Total Investments in Securities	$—	$450,136,940	$—	$450,136,940

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

MainStay VP Funds Trust - MainStay VP U.S. Government Money Market Portfolio

NOTES TO PORTFOLIOS OF INVESTMENTS March 31, 2019 (Unaudited)

SECURITIES VALUATION.

Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern time) on each day the MainStay VP U.S. Government Money Market Portfolio (the “Portfolio”), is open for business (“valuation date”). Securities are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate per the requirements of Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor to the Portfolio.

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

• Level 1—quoted prices in active markets for an identical asset or Liability

• Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

• Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

Securities valued at amortized cost are not obtained from a quoted price in an active market and are generally categorized as Level 2 in the hierarchy. The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of March 31, 2019, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio may utilize some of the following fair value techniques: multi-dimensional relational pricing models and option adjusted spread pricing. During the period ended March 31, 2019, there were no material changes to the fair value methodologies.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

Item 2. Controls And Procedures.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-Q (the “Report”), the Registrant's principal executive and principal financial officers have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

(a) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY VP FUNDS TRUST

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis President and Principal Executive Officer
Date:	May 22, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis President and Principal Executive Officer
Date:	May 22, 2019

By:	/s/ Jack R. Benintende
Jack R. Benintende Treasurer and Principal Financial and Accounting Officer
Date:	May 22, 2019